UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 21, 2019

LAS VEGAS SANDS CORP.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

001-32373	27-0099920
(Commission File Number)	(IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)

(702) 414-1000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

2.900% Senior Notes due 2025

On November 25, 2019, Las Vegas Sands Corp. (the “Company”) completed its previously announced underwritten public offering of an aggregate principal amount of $500 million of the Company’s 2.900% Senior Notes due 2025 (the “Notes”). The Notes were offered and sold pursuant to a prospectus, dated November 3, 2017, forming a part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-221334), and a prospectus supplement, dated November 21, 2019. The Company intends to use a portion of the net proceeds from the offering of the Notes for general corporate purposes, which may include repurchases of the Company’s common stock under the existing authorization by its board of directors.

The Notes are unsecured, senior obligations of the Company. The Notes will rank equally with the Company’s other unsecured and unsubordinated obligations. None of the Company’s subsidiaries will guarantee the Notes.

The Indenture

The Notes were issued under an indenture, dated as of July 31, 2019 (the “Base Indenture”), between the Company and U.S. Bank National Association (the “Trustee”), as supplemented by a fourth supplemental indenture, dated as of November 25, 2019 (the “Fourth Supplemental Indenture”), between the Company and the Trustee, establishing the terms of the Notes (the Base Indenture, as so supplemented by the Fourth Supplemental Indenture, the “Indenture”).

The Notes will accrue interest at the rate of 2.900% per year and will mature on June 25, 2025. Interest on the Notes will be payable semi-annually in arrears on June 25 and December 25, commencing on June 25, 2020.

The Company may redeem the Notes, in whole or in part, prior to May 25, 2025, at a price equal to 100% of the aggregate principal amount thereof plus a “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after May 25, 2025, at 100% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Notes are subject to redemption requirements imposed by gaming laws and regulations of the State of Nevada and other gaming authorities. Upon the occurrence of certain change of control triggering events, the Company will be required to offer to repurchase the Notes at 101% of the principal amount, plus accrued and unpaid interest to, but not including, the repurchase date.

The Indenture contains covenants, subject to customary exceptions and qualifications, that limit the ability of the Company and its subsidiaries to, among other things:

•	incur liens;

•	enter into sale and leaseback transactions; and

•	consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s assets on a consolidated basis.

The Indenture also provides for customary events of default.

The foregoing summary of the Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Base Indenture, a copy of which is incorporated in this Current Report on Form 8-K by reference as Exhibit 4.1, and the Fourth Supplemental Indenture, a copy of which is attached as Exhibit 4.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Notes and the Indenture is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 8.01.	Other Events.

In connection with the offering of the Notes, the Company entered into an underwriting agreement, dated November 21, 2019 (the “Underwriting Agreement”), among the Company, Barclays Capital Inc., BofA Securities, Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the issuance and sale by the Company to the Underwriters of the Notes. The Underwriting Agreement includes customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and expenses. In addition, certain of the Underwriters and their respective affiliates are lenders, and in some cases agents for the lenders, under the Company’s credit facilities.

The foregoing summary of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full and complete text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 21, 2019, among Las Vegas Sands Corp. and Barclays Capital Inc., BofA Securities, Inc. and Goldman Sachs & Co. LLC.

4.1

Indenture, dated as of July 31, 2019, between Las Vegas Sands Corp. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Las Vegas Sands Corp.’s Current Report on Form 8-K filed on July 31, 2019).

4.2	Fourth Supplemental Indenture, dated as of November 25, 2019, between Las Vegas Sands Corp. and U.S. Bank National Association, as trustee, relating to the 2.900% Notes due 2025.

4.3	Form of Las Vegas Sands Corp.’s 2.900% Notes due 2025 (included in Exhibit 4.2 hereto).

5.1	Opinion of Calvin Siemer.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Calvin Siemer (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2019

LAS VEGAS SANDS CORP.

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	Executive Vice President and Chief Financial Officer